Acquired Intangible Assets, Net	12 Months Ended
Dec. 31, 2012
Acquired Intangible Assets, Net [Abstract]
Acquired Intangible Assets, Net
11.	ACQUIRED INTANGIBLE ASSETS, NET

The gross carrying amount, accumulated amortization and net carrying amount of the acquired intangible assets are as follows:

	December 31,
	2011	2012

Indefinite-lived:
Domain names	$757	$360
Trademarks	1,274	1,288
License of service provider	604	-
Definite-lived:
Domain names	836	2,426
Source code	1,752	1,754
Technology	4,579	6,999
Non-compete agreement	121	3,933
License of service provider	-	610
Trademarks	-	77
Total acquired intangible assets	9,923	17,447
Less: Accumulated amortization
Domain names	(64)	(423)
Source code	(572)	(821)
Technology	(1,009)	(1,872)
Non-compete agreement	(59)	(299)
Trademarks	-	(2)
Accumulated amortization	(1,704)	(3,417)
Less: Impairment loss
Domain names	(278)	(692)
Source code	(87)	(158)
Trademarks	-	(197)
Technology	-	(673)
Accumulated impairment loss	(365)	(1,720)
Acquired intangible assets, net	$7,854	$12,310

Amortization expenses for the years ended December 31, 2010, 2011 and 2012 were $563, $834 and $1,689, respectively. Amortization expenses for the years ending December 31, 2013, 2014, 2015, 2016 and 2017 and after are expected to be $3,333, $2,927, $2,275, $816 and $1,789, respectively.

On December 31 of each year, the Group evaluated the remaining useful life of the intangible assets with indefinite lives to determine whether events and circumstances continue to support an indefinite useful life. At December 31, 2012, the Group determined that a license of service provider which was estimated to have indefinite live should have a life of eight years. The Group then estimated the fair value of this intangible asset at the time of change in useful live using discounted cash flow valuation methodology and determined that the asset was not impaired. After the change of the useful life, this intangible asset began to be amortized prospectively over its estimated remaining useful life.

The Group performs an impairment assessment on intangible assets with indefinite lives on December 31 of each year by comparing the fair value with its carrying value. The fair value of intangible assets with indefinite lives was estimated based on the discounted value of estimated future cash flows. Based on the assessment, the Group determined the excess in the carrying value of indefinite-lived intangible asset over its fair value and recognized an impairment loss of nil, nil and $197 for the years ended December 31, 2010, 2011 and 2012, respectively.

Intangible assets with determinable useful lives are evaluated for recoverability whenever events or changes in circumstances indicate that their carrying amounts may not be recoverable. The Group measures recoverability of these assets to be held and used as part of a cash generating unit by comparing the carrying amount of an asset to the future undiscounted net cash flows expected to be generated by the asset. If the assets are determined as impaired, the impairment will equal the amount by which the carrying value of the assets exceeds the fair value of the assets.

As a result of the impairment analysis, the Group recognized an impairment loss of nil, $87 and $1,151 for the year ended December 31, 2010, 2011 and 2012, respectively for intangible assets with determinable useful lives.